UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): November 9, 2017

HCI Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-34126	20-5961396
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 West Cypress Street, Suite 100

Tampa, Florida 33607

(Address of Principal Executive Offices)

(813) 405-3600

(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

Our principal operating subsidiary, Homeowners Choice Property & Casualty Insurance Company, Inc., has entered into an Assumption Agreement, effective November 9, 2017, with Citizens Property Insurance Corporation, an entity created by the Florida Legislature. The agreement sets forth the terms by which our insurance subsidiary may assume policies from Citizens when such assumptions are approved by the Florida Office of Insurance Regulation. The Assumption Agreement appears as Exhibit 10.24 to this Form 8-K.

Item 5.02 Compensatory Arrangements of Certain Officers

On December 1, 2016, our compensation committee established a plan to award cash bonuses to certain of our executives, including “named executive officers,” as set forth below.

Name and office	Cash Bonus
Mark Harmsworth, chief financial officer	$100,000
Anthony Saravanos, president—real estate division	$90,000
Karin Coleman, vice president—corporate services	$90,000
Andrew L. Graham, general counsel	$90,000

Mr. Harmsworth was entitled to a 2017 cash bonus of not less than $100,000 under his executive employment agreement. The other discretionary bonuses are less than those awarded in 2016. Our chief executive officer, Paresh Patel, was not awarded a discretionary cash bonus.

Earlier in 2017, the compensation committee, with the assistance of Willis Towers Watson, a leading compensation advisory firm, established a comprehensive compensation plan for Mr. Patel which included an annual salary, equity based awards and an annual performance-based cash bonus. The committee opted not to exercise discretion to award a cash bonus to Mr. Patel outside of that comprehensive plan. Given the losses caused by Hurricane Irma in 2017, it is extremely unlikely Mr. Patel will meet the performance measures contained within the cash bonus portion of the plan and, accordingly, Mr. Patel will not receive a cash bonus for 2017.

Item 9.01 Exhibits.

Exhibit 10.24 Assumption Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 13, 2017.

HCI GROUP, INC.

BY:	/s/ Andrew L. Graham
Name:	Andrew L. Graham
Title:	General Counsel

A signed original of this Form 8-K has been provided to HCI Group, Inc. and will be retained by HCI Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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